UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statement or Related Audit Report or Completed Interim Review.

On or about November 22, 2024, the management of FutureTech II Acquisition Corp. (the “Company”) and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with the Company’s legal counsel and accountant, determined that the Company’s previously issued (i) financial statements for the fiscal year ended December 31, 2023 (the “2023 Audited Financial Statements”), (ii) financial statements as of and for the three months ended March 31, 2024 (the “Q1 2024 Financial Statements”), and (iii) financial statements as of and for the three and six months ended June 30, 2024 (the “Q2 2024 Financial Statements”) should no longer be relied upon and should be restated due to an accounting error relating to (1) the Extension Loans (as defined below) made by FutureTech II Partners LLC (the “Sponsor”) to the Company and the accounting recognition of such Extension Loans and (2) potential overpayment in the redemption of the First Extension Meeting (as defined below) and the Second Extension Meeting (as defined below).

Sponsor’s Extension Loans and Promissory Notes

On August 17, 2023, the Company held a special meeting of stockholders (the “First Extension Meeting”). In connection with the First Extension Meeting, as set forth in the Company’s Definitive Proxy Statement on Form 14A filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2023, the Sponsor made certain Extension Loans in the form of non-interest bearing, unsecured promissory notes payable upon consummation of a business combination (the “First Extension Loans”).

On February 14, 2024, the Company held a special meeting of stockholders (the “Second Extension Meeting”). In connection with the Second Extension Meeting, as set forth in the Company’s Definitive Proxy Statement on Form 14A filed with the SEC on February 2, 2024, the Sponsor made additional Extension Loans in the form of non-interest bearing, unsecured promissory notes payable upon consummation of a business combination (the “Second Extension Loans”).

Previously, the Company did not consider the First Extension Loans and Second Extension Loans as liabilities in its financial statements due to the Sponsor’s mistaken understanding that repayment in shares (and not in cash) upon the closing of an initial business combination constituted forgiveness of debt. As a result of recognizing this error, the management initiated a review of the Company’s accounting for liability recognition of Extension Loans and the extent to which these errors affect the Company’s controls over financial reporting (the “Review”).

Although the Review is ongoing, based on our preliminary findings, the Company determined that given the Extension Loans have been disclosed in its Quarterly Reports on Form 10-Q, its Annual Report on Form 10-K and its Proxy Statements for stockholder meetings, including the most recent stockholders meeting held on November 18, 2024 (the “Third Extension Meeting”) as promissory notes payable upon consummation of a business Combination, and at the option of the Sponsor convertible to shares of the post-closing company upon the closing of an initial business combination, the errors were not qualitatively material to the Company’s previously issued financial statements. However, the quantitative factors support a conclusion that the misstatements are material on a quantitative basis. As such, upon further consideration, the Company determined that it should restate its previously issued 2023 Audited Financial Statements, Q1 2024 Financial Statements and Q2 Financial Statements.

Potential Overpayment of the Redemption of the Redeeming Stockholders and Correction for the Overpayment Amount.

In connection with the First Extension Meeting, as set forth in the Company’s Current Report on Form 8-K filed with the SEC on August 17, 2023, the holders of 5,943,650 shares of the Company’s Class A common stock (the “Public Shares”) properly exercised their right to redeem (the “First Extension Redeeming Stockholders”) such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). On August 22, 2023, a redemption payment was made by Continental Stock Transfer & Trust Company (“CST”), as trustee of the Trust Account, to the First Extension Redeeming Stockholders at a rate of $10.80798622 per share (the “First Redemption Payment”). In connection with the Second Extension Meeting, as set forth in the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2024, the holders of 3,236,915 shares of the Public Shares properly exercised their right to redeem (the “Second Extension Redeeming Stockholders”) such shares for a pro rata portion of the Trust Account. On February 22, 2024, a redemption payment was made by CST, as trustee of the Trust Account, to the Second Extension Redeeming Stockholders at a rate of $11.20881763 per share (the “Second Redemption Payment”).

On or about November 22, 2024, it was determined that the Company might not have withdrawn all of the interest from the Trust Account that it was allowed to withdraw to cover income and franchise taxes and, therefore, the First Redemption Payment and the Second Redemption Payment need to be reassessed to determine whether there were overpayments. The Company is working diligently with the Company’s accountants to re-calculate the First Redemption Payment and the Second Redemption Payments as well as the redemption price associated the Third Extension Meeting resulting from the Special Meeting of the Stockholders of the Company held on November 18, 2024 after taking into account an adjustment to the balance in the Trust Account for the First Extension overpayment amount (if any) and the Second Extension overpayment amount (if any) and an additional tax withdrawal from the Trust Account for taxes payable since the First Extension Meeting. The Company plans to file a Current Report on Form 8-K as soon as these re-calculations and determinations have been made.

As a result of the foregoing, the Company intends to (i) restate the 2023 Audited Financial Statements and the notes thereto in an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Amended 10-K”) to be filed with the SEC, (ii) restate the Q1 2024 Financial Statements and the Q2 2024 Financial Statements (collectively, the “Affected Periods”) and the notes thereto in amendments to each of the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2024 and the three and six months ended June 30, 2024 (each, an “Amended 10-Q”) to be filed with the SEC, and (iii) may amend, among other related disclosures, its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the applicable periods in the Amended 10-K and Amended 10-Qs.

Although the Company cannot at this time accurately estimate when it will file its restated financial statements, the Amended 10-K or the Amended 10-Qs, it is diligently pursuing completion of the Review and the restatements and intends to make such filings in five (5) business days.

Although the Review is not yet complete, the Company anticipates that the Review will result in one or more material weakness existed in the Company’s internal control over financial reporting during the Affected Periods and that the Company’s disclosure controls and procedures were not effective.

The description of the restatements and accounting errors above is preliminary, unaudited and subject to further change in connection with the ongoing Review and the completion of the restatements. Accordingly, there can be no assurance as to the actual effects of the restatements or that the Company will not determine to restate any financial statements other than the affected Financial Statements or with respect to any additional accounting errors.

Management and the Audit Committee have discussed the matters disclosed pursuant to this Item 4.02 with Adeptus Partners, LLC, the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the expected impacts of the restatements of the Affected Financial Statements and the Company’s plans to file the Amended 10-K and the Amended 10-Qs. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, these risks and uncertainties include, but are not limited to, the discovery of additional information relevant to the periods covered by the Affected Financial Statements or other periods, changes in the effects of the restatements on the Company’s financial statements or financial results and delay in the filing of the Company’s periodic reports with the SEC, including the Amended 10-K and the Amended 10-Qs, due to the Company’s efforts to complete the restatements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: November 26, 2024	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer